UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2013
Date of Report (Date of earliest event reported)

ANTAGA INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

NEVADA	333-170091	68-0678499
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

10575 N. 114th Street, Suite 3, Scottsdale, AZ	85259
(Address of principal executive offices)	(Zip Code)

480-344-7770
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrants Certifying Accountant.

(a) On September 30, 2013, Ronald R. Chadwick, P.C., Certified Public Accountant (“Chadwick”) resigned as Antaga International Corp’s  (the “Company”) independent registered public accounting firm.   Chadwick audited the financial statements of the Company for the fiscal years ended August 31, 2012 and 2011.  The report of Chadwick on such financial statements, the most recent dated February 14, 2013, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  Between September 15, 2010 (the date of engagement) and September 30, 2013 (the date of resignation) there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreement in its review of the Company’s consolidated financial statements for the fiscal years ended August 31, 2012 and 2011.

The Company has requested that Chadwick furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 30, 2013 is filed herewith as Exhibit 16.

(b) On October 1, 2013, upon the authorization and approval of the board of directors, the Company engaged KWCO, PC and Certified Public Accountants (“KWCO”) as its independent registered public accounting firm.

No consultations occurred between the Company and KWCO during the transitional period ended the fiscal years ended August 31, 2012 and 2010and through October 1, 2013, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is attached as part of this report:

Exhibit No.	Description

16	Letter from Ron R. Chadwick P.C., Certified Public Accountant to the Securities and Exchange Commission

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 2013	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer,

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